Letter to Shareholders for the Semi-Annual Report of the Valley Forge Capital Holdings Total Return Fund.

Dear Shareholder:

The first  six  months of 1997  have  been a very  strong  period  for the stock markets. The S&P 500 has risen 19.5% and has been led by the large multi-national blue chip companies. Smaller capitalization stocks as measured by the Russell 2000 Index gained 9.3%. The Valley Forge Total Return Fund rose 7.8%, including dividends, during the first six months of 1997.

At first glance, the performance of the Fund appears to have lagged that of the market averages, particularly the S&P 500. However, the Fund's gain of 7.8% has been achieved with approximately 35% of the portfolio held in cash and cash equivalents, about 15% in preferred stock and corporate debt and only about 50% invested in common stocks.

The management philosophy of the Fund is to remain fully invested except in highly unusual circumstances and not to engage in attempts at market timing. We look to reduce the cash position of the Fund and adjust the portfolio mix to approximately 70% - 80% equities and 20% - 30% fixed income securities.

We have begun to restructure the Fund's holdings to include securities in industries that our research indicates will have strong growth prospects over the next few years. We have recently added securities in the energy services and oil drilling industries and have already seen strong performance from these companies. We are also looking to add to our technology holdings during periods of weakness in these stocks. We will continue to hold a broad range of companies in different industries to minimize risk in the portfolio.

Please contact us at (800) 688-1688 if we may provide additional investment information.

Sincerely,

Fritz Bensler
President
Valley Forge Capital Holdings Total Return Fund

                        Schedule of Portfolio Investments
                            June 30, 1997 (Unaudited)

Number of                                                                 Market
  Shares   Description                                                     Value

           COMMON STOCK:  45.87%

           BEVERAGE:  2.51%
    1,000  Coca Cola                                                $     69,750
    1,000  Pepsico Inc.                                                   37,625
                                                                    ------------
                                                                         107,375

           CHEMICALS:  2.76%
    1,000  Great Lakes Chemicals                                          52,250
    1,000  Hercules Inc.                                                  48,125
    1,000  Wellman Inc.                                                   17,375
                                                                    ------------
                                                                         117,750

           COMMUNICATION EQUIPMENT:  1.55%
    1,000  Andrew Corp                                                    28,125
      500  Motorola Inc.                                                  38,000
                                                                    ------------
                                                                          66,125

           COMPUTERS:  3.43%
      500  Hewlett Packard Co.                                            27,594
      600  Int'l Business Machines Corp.                                  54,410
    2,000  Netcom On-Line Comm*                                           29,500
    1,000  Seagate*                                                       35,188
                                                                    ------------
                                                                         146,692

           COMPUTER SOFTWARE:  1.04%
    1,000  EDS Services                                                   42,000
    1,000  Multi-Corp Inc.*                                                2,500
                                                                   -------------
                                                                          44,500

           ELECTRONICS-SEMI-CONDUCTORS:  1.96%
    2,000  AMP Inc.                                                       83,875
                                                                    ------------

Number of                                                                 Market
   Shares  Description                                                     Value

           ENERGY-DRILLERS & SERVICES:  5.56%
    1,000  Baker Hughes Inc                                               38,625
    1,000  Diamond Offshore                                               77,875
    1,000  Occidental                                                     25,060
    1,000  Transocean Offshore                                            72,625
    1,000  Zeigler Coal                                                   23,438
                                                                    ------------
                                                                         237,623

           ENTERTAINMENT-RECREATION:  2.68%
    1,000  Circus Circus*                                                 24,625
    3,000  Viacom Inc. Class B*                                           89,813
                                                                    ------------
                                                                         114,438

           FINANCIAL:  1.02%
    1,000  Federal National Mortgage*                                     43,750
                                                                    ------------

           FOOD PRODUCERS:  3.94%
    1,000  Archer Daniels Midl                                            23,438
    1,000  Dole Foods Co.*                                                43,063
    1,000  H.J. Heinz Co.*                                                45,875
    1,000  Hershey Foods*                                                 55,813
                                                                    ------------
                                                                         168,189

           INSURANCE:  1.03%
    1,000  Ohio Casualty Co.                                              44,000
                                                                    ------------

           MEDICAL SUPPLIES:  1.45%
    1,000  Pall Corp*                                                     22,875
    1,000  St Jude Medical*                                               39,000
                                                                    ------------
                                                                          61,875

           METALS & MINING:  1.77%
    1,000  Cyprus Minerals Co.                                            24,563
    1,000  Hecla Mining                                                    5,375
    2,000  Homestake Mining Co.                                           26,125
      500  Newmont Mining                                                 19,500
                                                                    ------------
                                                                          75,563

Number of                                                                 Market
   Shares  Description                                                     Value

           MULTI-INDUSTRY:  0.70%
    1,000  Ball Corp                                                      30,000
                                                                    ------------

           MISCELLANEOUS:  0.55%
    1,000  Westinghouse*                                                  23,625
                                                                    ------------

           OFFICE SUPPLIES:  0.29%
    1,000  A.T. Cross Co.                                                 12,500
                                                                    ------------

           PAPER & FOREST PRODUCTS:  0.49%
    1,000  Louisiana-Pacific Co.                                          20,875
                                                                    ------------

           PHARMACEUTICALS:  1.50%
    2,000  Mylan Laboratories                                             29,750
    1,000  Pharmacia Upjohn Inc.                                          34,438
                                                                    ------------
                                                                          64,188

           PHOTOGRAPHY-IMAGING:  1.30%
    1,000  Polaroid Corp.                                                 55,688
                                                                    ------------

           PUBLISHING:  0.94%
    1,000  Dow Jones & Co. Inc.                                           40,188
                                                                    ------------

           REAL ESTATE:  1.77%
    1,000  First Washington REA                                           25,000
    2,000  Patriot America*                                               50,750
                                                                    ------------
                                                                          75,750

           RESTAURANT:  3.01%
    3,000  Bob Evans Farms Inc.                                           50,813
    1,000  Lone Star*                                                     26,000
    2,000  Wendy's*                                                       51,875
                                                                    ------------
                                                                         128,688

           RETAIL:  0.57%
    2,000  K Mart Corp*                                                   24,375
                                                                    ------------

Number of                                                                 Market
   Shares  Description                                                     Value

           TEXTILES/APPAREL:  0.81%
    2,000  Angelica                                                       34,750
                                                                    ------------

           UTILITIES-ELECTRIC & GAS:  3.20%
    1,000  Dominion Resources                                             36,500
    1,000  Houston Ind.                                                   21,436
    1,000  Public Services Enterprises                                    25,125
    1,000  Utilicorp United                                               29,061
    1,000  Wisconsin Energy Corp.                                         24,750
                                                                    ------------
                                                                         136,872

           TOTAL COMMON STOCKS:
           (Cost: $1,911,277)                                          1,959,254
                                                                     -----------

           PREFERRED STOCK:  6.23%

           BEVERAGES:  0.61%
    1,000  Cadbury Schweppes P.L.C.                                       26,125
                                                                    ------------

           COMMUNICATIONS:  0.62%
    1,000  GTE Delaware                                                   26,500
                                                                    ------------

           FINANCE:  3.18%
    2,000  KMart Financing                                               109,750
    1,000  UNUM Corp.                                                     26,063
                                                                    ------------
                                                                         135,813

           INSURANCE:  0.60%
    1,000  American General Capital L.L.C.                                25,750
                                                                    ------------

           REAL ESTATE:  1.22%
    2,000  Equity Residential Property                                    52,000
                                                                    ------------

           TOTAL PREFERRED STOCKS:
           (Cost: $264,390)                                              266,188
                                                                     -----------

Number of                                                                 Market
   Shares  Description                                                     Value

           CORPORATE OBLIGATIONS:  4.68%
  100,000  Fixed Income UIT 12/30/01; 9.25%                              100,000
  100,000  Graves Financial Bond #8 6/05/98; 10%                         100,000
                                                                     -----------

           TOTAL CORPORATE OBLIGATIONS:
           (Cost $200,000)                                               200,000
                                                                     -----------

           U.S. GOVERNMENT OBLIGATIONS:  32.72%
        1  Federal Home Loan 7/7/97                                      998,508
        1  Federal National Mortgage 7/3/97                              399,157
                                                                     -----------

           TOTAL U.S. GOVERNMENT OBLIGATIONS:
           (Cost:  $1,397,665)                                         1,397,665
                                                                     -----------

  420,343  TEMPORARY INVESTMENTS:  9.84%
           Star Bank Money Market Funds                                   40,343

           OPTIONS:  (0.06%)
       10  Cyprus July 22.5; 7/19/97 (0.05%)                             (2,125)
       10  HMGC July 15; 7/18/97 (0.00%)                                    (63)
       10  Viacom Inc 9/40; 9/19/97 (0.01%)                                (250)
                                                                   -------------
           TOTAL OPTIONS:
           (Cost: ($3,645))                                              (2,438)
                                                                   -------------

           TOTAL INVESTMENTS:
           (Cost: $4,190,030)**                 99.29%                 4,241,012
           Other assets, net                     0.71%                    30,541
                                              --------              ------------
           NET ASSETS                          100.00%                $4,271,553
                                               =======                ==========

**Cost for Federal income tax purpose is $4,190,030 and net unrealized appreciation consists of:
           Gross unrealized appreciation                             $   202,673
           Gross unrealized depreciation                               (151,690)
                                                                     -----------
           Net unrealized appreciation                               $    50,983
                                                                   ===========

*  Non-income producing security

See Notes to Financial Statements

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)

ASSETS
   Investments at value (identified
     cost of $4,190,030)(Notes 1 & 3)                                 $2,423,003
   Cash                                                                1,818,008
   Receivables
     Dividend and interest                     14,731                     14,731
                                               ------
   Deferred organization costs                                           125,698
   Other assets                                                              705
          TOTAL ASSETS                                                 4,382,145

LIABILITIES
   Distribution payable                        24,660
   Due to advisor                              34,162
   Accrued expenses                             6,752
   Payable for securities purchased            45,018
                                               ------

          TOTAL LIABILITIES                                              110,592

NET ASSETS                                                            $4,271,553

NET ASSET VALUE OFFERING AND
   REDEMPTION PRICE PER SHARE
     ($4,271,553 / 411,009 shares outstanding)                       $     10.39
                                                                    ===========
At June 30, 1997 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

   Paid in capital                                                    $4,082,103
   Undistributed net realized gain on investments                        130,770
   Net unrealized appreciation of investments                             50,983
   Undistributed net income                                               44,675
   Distribution paid                                                    (36,978)
                                                                    ------------
   Net Assets                                                         $4,271,553
                                                                    ==========

See Notes to Financial Statements

Statement of Operations
Six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME
   Income:
     Interest                               $58,906
     Dividend                                41,367
     Total income                            ------                     $100,273

   Expenses:
     Investment management fees (Note 2)     18,520
     Transfer agent fees                      7,217
     Administration (Note 2)                  7,479
     Legal and audit                          4,200
     Custody and accounting fees              8,942
     Registration fees                        3,850
     Printing                                 3,715
     Amortization of organization cost       18,004
     Other                                    4,845
                                            -------
     Management fee waiver                                              (11,186)
     Expenses, net                                                        65,586
     Net investment income                                                34,687

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                       68,884
   Net change in unrealized appreciation on investments                  202,026
                                                                      ----------
   Net gain on investments                                               270,910
                                                                      ----------
   Net increase in net assets resulting from operations                 $305,597
                                                                        ========

See Notes to Financial Statements

Statement of Changes in Net Assets
                                           Six months ended           Year ended
                                             June 30, 1997              Dec. 31,
                                              (Unaudited)                  1996

OPERATIONS
    Net investment income                $     34,687               $     73,403
    Net realized gain on investments           68,884                    253,585
    Change in unrealized appreciation
     (depreciation) of investments            202,026                  (119,465)
                                           ----------                -----------
    Net increase in net assets
     resulting from operations                305,597                    207,523
DISTRIBUTION TO
  SHAREHOLDERS FROM:
    Net investment income
     ($.09 and $.12 per share,
       respectively)                         (40,211)                   (59,802)
    Net realized gain from investment
     transaction ($0 and $.40 per share)          -0-                  (191,699)
CAPITAL SHARE TRANSACTIONS
    Net increase (decrease) in net
     assets resulting from capital
     share transactions**                   (919,568)                  3,843,303
                                          -----------                -----------
    Net increase in net assets              (654,182)                  3,799,325
    Net assets at beginning of period       4,925,735                  1,126,410
                                          -----------                -----------
NET ASSETS at the end
    of the period (including
    overdistributed net investment income
    of $3,233 and $82, respectively)       $4,271,553                 $4,925,735
                                           ==========                 ==========

**  A summary of capital share transactions follows:
                        Six months ended
                          June 30, 1997                     Year ended
                           (Unaudited)                  December 31, 1996
                       Shares        Value          Shares                Value
Shares sold           107,982   $1,072,339         457,840           $4,503,585
Shares reinvested
  from dividend         1,220       11,965          25,764              251,256
Shares redeemed      (125,836)  (1,240,332)        (93,385)            (911,538)
                     ---------  -----------        --------           ----------
Net increase
  (decrease)          (95,683)  ($ 919,568)        390,219           $3,843,303
                     =========  ===========       ========           ==========

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period


                Six months ended             Year ended             Aug. 11 * to
                   June 30, 1997               Dec. 31,                Dec. 31,
                    (Unaudited)                  1996                    1995
                  ---------------             ----------               -------
Per Share Operating Performance
Net asset value, beginning of period  $  9.72         $  9.67           $  10.00
                                       -------        -------           --------
Income from investment operations-
     Net investment income               0.09            0.13               0.04
     Net realized and unrealized
       gain (loss) on investments        0.67            0.44             (0.33)
                                      -------         -------            -------
     Total from investment
       operations                        0.76            0.57             (0.29)
                                      -------         -------            -------
Less distributions-
     Distributions from net
       investment income                (0.09)          (0.12)            (0.04)
     Distributions from realized
       gains on investments              -0-            (0.40)               -0-
                                     --------          -------          --------
     Total distributions                (0.09)          (0.52)            (0.04)
                                      -------          -------           -------

Net asset value, end of period         $10.39         $  9.72            $  9.67
                                       ======         =======            =======

Total Return                            7.81%           5.89%           (2.89)%#

Ratios/Supplemental Data
Net assets, end of period (000's)      $4,272          $4,926             $1,126
Ratio to average net assets-(A)
     Expenses (B)                       2.66%           6.29%            1.95%**
     Expenses-net (C)                   1.95%           1.95%
Net investment income (B)               1.40%           2.06%            1.72%**
Portfolio turnover rate                40.35%           1.14%              0.00%
Averge commission rate
 paid per share                       $0.0208            ---                 ---

*       Commencement of operations
**      Annualized
#       Non-annualized

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 4.34% in 1996 and 3.14% in 1995.

(B) Expense ratio has been increased to include additional custodian fees in 1995 which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received

See Notes to Financial Statements

Notes to the Financial Statements
June 30, 1997 (Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Valley Forge Capital Holdings Total Return Fund, Inc. (the "Fund") is registered under The Investment Company Act of 1940, as a diversified open-end management company.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Deferred Organizational Expenses. Organizational expenses are being amortized on a straight line basis over a period not exceeding 60 months beginning at the Fund's commencement of operations.

E. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date.

F. Other. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--The Fund has engaged Valley Forge Advisors, Inc. a wholly-owned subsidiary of Valley Forge Capital Holdings Inc., to manage its investments. The Fund pays its Advisors an investment management fee for investment management and advisory services which are computed at an annual rate of 0.80 of 1% of the Fund's daily net assets.

Valley Forge Capital Holdings Inc. has agreed to reimburse the Fund for any expenses, during the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to exceed 1.95 percent of average net assets. An expense reimbursement of $23,179 was required for the six months ended June 30, 1997.

Certain officers and directors of the Fund are also officers and directors of the investment advisor.

DISTRIBUTIONS TO SHAREHOLDERS--During 1997, a distribution of $.09 per share aggregating $40,211, was paid from net investment income which is taxable to shareholders as ordinary income dividends during 1997.

DISTRIBUTION PLAN--The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan in effect for the six months ended June 30, 1997, the Fund paid Valley Forge Distributors Inc., a wholly-owned subsidiary of Valley Forge Capital Holdings Inc., a fee at an annual rate of 0.35 of 1% of the Fund's daily net assets. Valley Forge Distributors uses these fees to pay its dealers whose clients hold portfolio shares and for other distribution-related activities.

INVESTMENT TRANSACTIONS--For the six months ended June 30, 1997, the Fund made purchases and sales of securities other than short-term notes aggregated $982,533 and $2,124,855 respectively.

Investment Advisor:
  Valley Forge Advisors, Inc.
      595 Market Street, Suite 1980
      San Francisco, CA 94105

Counsel:
  Sachnoff & Weaver, Ltd.
      30 South Wacker Drive, 29th Floor
      Chicago, IL 60606

Independent Auditors:
  Deloitte & Touche LLP
      707 East Main Street, Suite 500
      Richmond, VA 23219

Transfer Agent:
  For account information, wire purchase or redemptions, call or write to Valley Forge's Transfer Agent:

  Fund Services, Inc.
      Post Office Box 26305
      Richmond, Virginia 23260
      (800) 628-4077 Toll Free

This report is for shareholder information. This is not a prospectus intended for use in the purchase of shares.